UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported):  February 14, 2022

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2022, David S. Barrie notified the board of directors (the “Board”) of Perma-Pipe International Holdings, Inc. (the “Company”) that he has decided not to stand for re-election as a member of the Board at the Company's 2022 Annual Meeting of Stockholders.

On February 14, 2022, the Board temporarily increased the size of the Board from five to six members and appointed Robert McNally to serve as a director, effective as of February 14, 2022.

Mr. McNally, age 51, currently holds the position of Independent Director for Oasis Petroleum, Inc. and Summit Midstream Partners, LP, where he serves on the Audit Committees and Compensation Committees.  With over 28 years of global business experience, Mr. McNally is a seasoned leader.  Mr. McNally was previously President, Chief Executive Officer and Board Member for EQT Corporation.  EQT Corporation, headquartered in Pittsburgh, Pennsylvania, was the largest gas producer in North America.  Prior to joining EQT, Mr. McNally was Executive Vice President and Chief Financial Officer at Precision Drilling Corporation. He has a B.A. in Mathematics from Knox College, a B.S. in Mechanical Engineering from the University of Illinois and an M.B.A. from Tulane University Freeman School of Business, New Orleans.

Mr. McNally will be entitled to the same directors' fees as other non-employee directors of the Company, which fees are described in the Company’s proxy statement for its 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 16, 2021.  There are no transactions and no proposed transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K between Mr. McNally (or any member of his immediate family) and the Company (of any of its subsidiaries), and there are no arrangements or understandings between Mr. McNally or any other person or entity pursuant to which Mr. McNally was appointed as a director of the Company.

Mr. McNally will serve on the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee of the Board.

Item 7.01	Regulation FD Disclosure

On February 15, 2022, the Company issued a press release announcing the appointment of Mr. McNally as a new director of the Company and Mr. Barrie's decision not to stand for re-election as a director of the Company at the Company's 2022 Annual Meeting of Stockholders.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purpose of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is being furnished herewith:

Exhibit Number	Description
(99.1)	Press Release of Perma-Pipe International Holdings, Inc., dated February 15, 2022.
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: February 16, 2022	By:	/s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer